UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2025

LIGHT & WONDER, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-11693	81-0422894
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6601 Bermuda Road, Las Vegas, NV 89119
(Address of registrant’s principal executive office)

(702) 897-7150
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	LNW	The Nasdaq Stock Market (1)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

(1) On November 3, 2025, the Company filed a Form 25 with the SEC to voluntarily delist and deregister its common stock under Section 12(b) of the Exchange Act (the “Form 25”). Pursuant to the Form 25, the Company’s common stock was delisted from the Nasdaq on November 13, 2025 and is expected to become deregistered under Section 12(b) of the Exchange Act 90 days after the Form 25 was filed.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with Light & Wonder, Inc.’s (the “Company”) transition from a dual listing on Nasdaq and the Australian Securities Exchange (“ASX”) to a sole standard listing on the ASX, the Company’s Board of Directors approved an amendment and restatement of the Company’s Third Amended and Restated Bylaws (the “Fourth Amended and Restated Bylaws”), effective November 13, 2025, to (a) align the bylaws with the requirements of the ASX listing rules, (b) modify the voting standard for matters other than the election of directors from a majority vote of the number of shares entitled to vote represented at the meeting to a majority of votes cast, (c) conform the provisions relating to exclusive forum to reflect changes in Nevada law and practice, (d) change the default for stock issuances from certificated to uncertificated shares and (e) make certain other amendments reflecting clarifying, non-substantive, administrative or procedural changes to modernize and update the bylaws. The foregoing description of the bylaws amendment is qualified in its entirety by reference to the copy of the Fourth Amended and Restated Bylaws which is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Fourth Amended and Restated Bylaws of Light & Wonder, Inc., effective as of November 13, 2025.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2025	LIGHT & WONDER, INC.

	By:	/s/ Oliver Chow
		Name:	Oliver Chow
		Title:	Executive Vice President, Chief Financial Officer and
Treasurer